EXHIBIT 99.c1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 18, 1998 in this Post-Effective Amendment No. 1 to Registration Statement (Form S-6 No. 333-26193) and related Prospectus of Delaware Investments Unit Investment Trust, Series 10 dated October 7, 1998.



                                             Ernst & Young LLP

Philadelphia, Pennsylvania
September 30, 1998